Exhibit 4.1

COMMON STOCK	COMMON STOCK

Titan Machinery Inc.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SEE REVERSE FOR
CERTAIN DEFINITIONS

THIS CERTIFIES THAT	CUSIP 88830R 10 1

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE OF ONE HUNDRED THOUSANDTH OF ONE CENT ($0.00001) EACH OF

Titan Machinery Inc.

transferable on the books of the corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and Registrar.

WITNESS the facsimile signatures of the corporation’s duly authorized officers.

Dated:	CHAIRMAN	SECRETARY

COUNTERSIGNED AND REGISTERED:
WELLS FARGO BANK, N.A.
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER, UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS, AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OR SERIES AUTHORIZED TO BE ISSUED, SO FAR AS THEY HAVE BEEN DETERMINED, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT CLASSES OR SERIES.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—as tenants in common	UTMA—	Custodian
TEN ENT	—as tenants by entireties	(Cust)		(Minor)
under Uniform Transfer to Minors
JT TEN	—as joint tenants with right of
	survivorship and not as tenants	Act
	in common		(State)

Additional abbreviations may also be used though not in the above list.

For value received                            hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint                                                                                                           Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED BY:

ALL GUARANTEES MUST BE MADE BY A FINANCIAL INSTITUTION (SUCH AS A BANK OR BROKER WHICH IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM (‘‘STAMP’’), THE NEW YORK STOCK EXCHANGE INC. MEDALLION SIGNATURE PROGRAM (‘‘MSP’’), OR THE STOCK EXCHANGE MEDALLION PROGRAM (‘‘SEMP’’) AND MUST NOT BE DATED. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE.